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                                                                    EXHIBIT 10.7

                FIRST COMMUNITY BANCSHARES, INC. 401(k) WRAP PLAN

                                  PLAN DOCUMENT



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                                TABLE OF CONTENTS

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
ARTICLE I         PURPOSE OF THE PLAN........................................................................    1

  1.1             Purpose of the Plan........................................................................    1

ARTICLE II        DEFINITIONS................................................................................    1

  2.1             Account....................................................................................    1
  2.2             Basic Plan.................................................................................    1
  2.3             Beneficiary................................................................................    1
  2.4             Board......................................................................................    1
  2.5             Code.......................................................................................    1
  2.6             Company....................................................................................    1
  2.7             Company Credit.............................................................................    1
  2.8             Compensation...............................................................................    1
  2.9             Deferral Contribution......................................................................    1
  2.10            Effective Date.............................................................................    1
  2.11            Eligible Employee..........................................................................    1
  2.12            Matching Contribution......................................................................    2
  2.13            Nonqualified Deferral Credit Account.......................................................    2
  2.14            Nonqualified Matching Account..............................................................    2
  2.15            Participant................................................................................    2
  2.16            Participant Enrollment and Election Form...................................................    2
  2.17            Plan.......................................................................................    2
  2.18            Plan Year..................................................................................    2
  2.19            Trust......................................................................................    2
  2.20            Trustee....................................................................................    2
  2.21            Valuation Date.............................................................................    2

ARTICLE III       ELIGIBILITY AND PARTICIPATION

  3.1             Requirements...............................................................................    2
  3.2             Re-employment..............................................................................    2
  3.3             Change of Employment Category..............................................................    3

ARTICLE IV        NONQUALIFIED DEFERRAL CREDITS

  4.1             Nonqualified Deferral Elections............................................................    3
  4.2             Payroll Deductions.........................................................................    3
  4.3             Timing of Credit...........................................................................    3

ARTICLE V         NONQUALIFIED MATCHING CREDITS

  5.1             Nonqualified Matching Percentage...........................................................    3
  5.2             Timing of Match............................................................................    3

ARTICLE VI        COMPANY CREDIT

  6.1             Company Credit.............................................................................    3
  6.2             Timing of Credit...........................................................................    3

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
ARTICLE VII       PLAN ACCOUNTS

  7.1             Establishment of Accounts..................................................................    4
  7.2             Nonqualified Deferral Account..............................................................    4
  7.3             Nonqualified Matching Account..............................................................    4
  7.4             Company Credit Account.....................................................................    4
  7.5             Allocation of Income.......................................................................    4
  7.6             Accounting for Distributions...............................................................    4

ARTICLE VIII      ANNUAL TRANSFER OR DISTRIBUTIONS

  8.1             In General.................................................................................    4
  8.2             Nonqualified Deferral Account Transfer or Distribution Amount..............................    4
  8.3             Nonqualified Matching Account Transfers or Distribution Amount.............................    4
  8.4             Account Transfers or Distributions.........................................................    4
  8.5             Frequency of Transfers or Distributions....................................................    4
  8.6             Restriction................................................................................    5

ARTICLE IX        VESTING

  9.1             Nonqualified Deferral Credits..............................................................    5
  9.2             Nonqualified Matching Credits..............................................................    5
  9.3             Company Credits............................................................................    5
  9.4             Years of Service...........................................................................    5

ARTICLE X         PAYMENTS OF BENEFITS

 10.1             Payments of Benefits.......................................................................    5
 10.2             Payment Upon Hardship......................................................................    6

ARTICLE XI        FORFEITURES

 11.1             Forfeitures................................................................................    6

ARTICLE XII       THE TRUST

 12.1             Establishment of Trust.....................................................................    6

ARTICLE XIII      ADMINISTRATION

 13.1             Administrative Authority...................................................................    6
 13.2             Mutual Exclusion of Responsibility.........................................................    7
 13.3             Uniformity of Discretionary Acts...........................................................    7
 13.4             Litigation.................................................................................    7
 13.5             Payment of Administration Expenses.........................................................    7
 13.6             Claims Procedure...........................................................................    7
 13.7             Liability of Committee, Indemnification....................................................    8
 13.8             Taxes......................................................................................    8
 13.9             Attorney's Fees............................................................................    8

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
ARTICLE XIV       MISCELLANEOUS

 14.1             No Guarantee of Employment.................................................................    8
 14.2             Alienation of Benefits.....................................................................    8
 14.3             General Creditor Status....................................................................    8

ARTICLE XV        AMENDMENT, TERMINATION, OR MERGER OF PLAN

 15.1             Amendment..................................................................................    9
 15.2             Termination................................................................................    9
 15.3             Notice of Amendment or Termination.........................................................    9

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                           ARTICLE I - PURPOSE OF PLAN

1.1 PURPOSE OF PLAN. First Community Bancshares, Inc. (the Company) intends and desires by the adoption of this Plan to recognize the value to the Company of the services rendered by Eligible Employees covered by the Plan and to encourage and assure their continued service with the Company by making more adequate provisions for their future retirement security.

         This Plan has been adopted to provide certain management and/or highly compensated employees of First Community Bancshares, Inc. covered under the First Community Bancshares, Inc. Employee Stock Ownership and Savings Plan (the "Basic Plan") the opportunity to accumulate deferred compensation which cannot be accumulated under the Basic Plan because of the limitations on deferrals under Code Section 402(g) (the "Deferral Limit"), the limitations on annual additions under Code
         Section 415 (the "415 Limit"), the limitations on tax-qualified pension plan benefits under Code Section 401(a)(17)(the "Pay Cap"), and/or because Deferral Contributions and Matching Contributions have been required to be returned under the Basic Plan because of the nondiscrimination rules under Code Sections 401(k)(3)("ADP Restrictions") or 401(m)(2)("ACP Restrictions").

         This Plan is intended to be "a plan which is unfunded and maintained by an employer primarily for the purpose of providing deferred compensation for a select group of management or highly compensated employees" within the meaning of Sections 201(2) and 301(a)(3) of the Employee Retirement Income Security Act of 1974 ("ERISA") and shall be interpreted and administered in a manner consistent with that intent.

                            ARTICLE II - DEFINITIONS

2.1 ACCOUNT means those separate book reserve accounts established and maintained under the Plan in the name of each Participant as required pursuant to the provisions of Article VII.

2.2 BASIC PLAN means the First Community Bancshares, Inc. Employee Stock Ownership and Savings Plan.

2.3 BENEFICIARY means a Participant's beneficiary or beneficiaries identified under the Basic Plan.

2.4      BOARD means the Board of Directors of First Community Bancshares, Inc.

2.5 CODE means the Internal Revenue Code of 1986 and the regulations thereunder, as amended from time to time.

2.6 COMPANY means First Community Bancshares, Inc. or any company which is a successor as a result of merger, consolidation, liquidation, transfer of assets, or other reorganization as well as any company which is a subsidiary of First Community Bancshares, Inc.

2.7 COMPANY CREDIT means an amount credited to the Account of a Participant by the Company pursuant to the provisions of Article VI.

2.8      COMPENSATION means "Compensation" as that term is defined in the Basic
         Plan.

2.9 DEFERRAL CONTRIBUTION means those contributions by the Company to the Basic Plan for a Plan year on behalf of and on account of the qualified cash or deferral elections within the meaning of Code Section 401(k) made by the participants in the Basic Plan.

2.10     EFFECTIVE DATE means July 1, 1996.

2.11 ELIGIBLE EMPLOYEE means a person employed by the Company who is determined by the Company to be a member of a select group of management or highly compensated employees, who is designated by the

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         Company to be eligible under the Plan, and who is a participant in the
         Basic Plan. By the first day of the month prior to the beginning of a Plan Year, the Company shall notify those individuals, if any, who will be Eligible Employees for the next Plan Year and succeeding Plan Years. If the Company determines that an employee first becomes an Eligible Employee during a Plan Year, the Company shall notify such employee of its determination and of the date during the Plan Year on which the employee shall first become an Eligible Employee.

2.12 MATCHING CONTRIBUTION means those contributions by the Company to the Basic Plan for a Plan Year on account of the Deferral Contributions made during that Plan Year by the participants in the Basic Plan.

2.13 NONQUALIFIED DEFERRAL CREDIT means Compensation that is due to be earned and which would otherwise be paid to the Participant, which the Participant elects to defer under the Plan, determined without regard to the Deferral Limit, the 415 Limit, the Pay Cap or the ADP Restrictions under the Basic Plan, and which is credited on behalf of each Participant by the Company to the Account of the Participant pursuant to the provisions of Article V.

2.14 NONQUALIFIED MATCHING CREDIT means an amount credited to the Account of the Participant by the Company, pursuant to the provisions of Article V.

2.15 PARTICIPANT means any person so designated in accordance with the provisions of Article III, including, where appropriate according to the context of the Plan, any former employee who is or may become (or whose Beneficiaries may become) eligible to receive a benefit under the Plan.

2.16 PARTICIPANT ENROLLMENT AND ELECTION FORM means the form on which a Participant elects to defer Compensation hereunder, makes a qualified cash or deferral election under the Basic Plan, and makes certain other designations as required thereon.

2.17     PLAN means this First Community Bancshares, Inc. and Affiliates Wrap
         Plan.

2.18 PLAN YEAR means the "Plan Year" as that term is defined in the Basic Plan, except for the initial Plan year beginning on the Effective Date and ending on December 31, 1996.

2.19     TRUST means the trust fund, if any, established pursuant to the Plan.

2.20 TRUSTEE means the trustee named in the agreement establishing the Trust and such successor and/or additional trustees as may be named pursuant to the terms of the agreement establishing the Trust.

2.21 VALUATION DATE means the last day of each Plan Year and any other date that the Company, in its sole discretion, designates as a Valuation Date.

                   ARTICLE III - ELIGIBILITY AND PARTICIPATION

3.1 REQUIREMENTS. Every Eligible Employee as of the Effective Date shall be eligible to become a Participant on the Effective Date. Every other Eligible Employee shall be eligible to become a Participant on the first day of the Plan Year occurring after the date on which he or she becomes an Eligible Employee. No individual shall become a Participant, however, if he or she is not an Eligible Employee on the date his or her participation is to begin.

         Participation in the Plan is voluntary. In order to participate, an otherwise Eligible Employee must execute a valid Participant Enrollment and Election Form in such manner as the company may require electing to defer Compensation to be earned following the election in return for Nonqualified Deferral Credits as provided in Article IV.

3.2 RE-EMPLOYMENT. If a Participant whose employment with the Company is terminated is subsequently re-

                                       2

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         employed, he or she shall re-enter the Plan in accordance with the provisions of Section 3.1 of this Article.

3.3 CHANGE OF EMPLOYMENT CATEGORY. During any period in which a Participant remains in the employ of the Company, but either ceases to be an Eligible Employee or a participant in the Basic Plan, he or she shall not be eligible to receive additional Nonqualified Deferral Credits under this Plan.

                   ARTICLE IV - NONQUALIFIED DEFERRAL CREDITS

4.1 NONQUALIFIED DEFERRAL ELECTIONS. In accordance with rules established by the Company, a Participant may elect to defer Compensation and receive Nonqualified Deferral Credits with respect to a Plan Year by completing a Participant Enrollment and Election Form and delivering it to the Company no later than the last day of the last month immediately preceding the Plan Year. Once made, such election shall be irrevocable with respect to the Plan Year.

4.2 PAYROLL DEDUCTIONS. Compensation deferrals pursuant to a Participant Enrollment and Election Form shall be made through payroll deductions. The Participant may change the amount of his or her deferral by delivering to the Company prior to the beginning of any Plan Year a new Participant Enrollment and Election Form, with such change being first effective for compensation to be earned in that Plan Year. Once made, a payroll deduction election shall continue in force indefinitely, until changed by the Participant on a subsequent Participant Enrollment and Election Form delivered to the Company.

4.3 TIMING OF CREDIT. Nonqualified Deferral Credits, in an amount equal to the Compensation deferred by the Participant shall be made at the same time and in the same manner as Deferral Contributions would have been made under the Basic Plan with respect to such amounts.

                    ARTICLE V - NONQUALIFIED MATCHING CREDITS

5.1 NONQUALIFIED MATCHING PERCENTAGE. The Company shall contribute and allocate a Nonqualified Matching Credit to each eligible Participant's account due to the Participant's Nonqualified Deferral Credits for a Plan Year. A Nonqualified Matching Credit is intended to compensate for the shortfall experienced in a Participant's account due to the Participant's inability to receive a full Matching Contribution under the Company's Basic Plan, because of maximum contribution limits set by the Internal Revenue Code.

5.2 TIMING OF MATCH. Nonqualified Matching Credits shall be made at the same time and in the same manner as Matching Contributions would have been made under the Basic Plan with respect to the Nonqualified Deferral Credits of the Participant.

                          ARTICLE VI - COMPANY CREDITS

6.1 COMPANY CREDIT. In its sole discretion, the Company may make a Company Credit on behalf of the Participant, in an amount determined by the Company in accordance with (a) and/or (b) below:

         (a)      A percentage of each Participant's Compensation for the Plan
                  Year.

         (b) A percentage of some or all of the Participant's Nonqualified Deferral Credits for the Plan Year.

6.2 TIMING OF CREDIT. Company Credits shall be made as soon as administratively feasible after declared by the Board.



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                           ARTICLE VII - PLAN ACCOUNTS

7.1 ESTABLISHMENT OF ACCOUNTS. There shall be established and maintained by the Company separate book reserve Accounts in the name of each Participant, as required and as described in this Article VII.

7.2 NONQUALIFIED DEFERRAL ACCOUNT. The Company shall establish an Account to which are credited a Participant's Nonqualified Deferral Credits, plus amounts equal to any deemed income, gains, or losses attributable or allocable to interest as determined by the Company.

7.3 NONQUALIFIED MATCHING ACCOUNT. The Company shall establish an Account to which are credited a Participant's Nonqualified Matching Credits, plus amounts equal to any deemed income, gains, or losses attributable or allocable to interest as determined by the Company.

7.4 COMPANY CREDIT ACCOUNT. The Company shall establish an Account to which are credited a Participant's Company Credits, plus amounts equal to any deemed income, gains, or losses attributable or allocable to interest as determined by the Company.

7.5 ALLOCATION OF INCOME. Accounts of a Participant shall be credited with the deemed income, gain or losses determined under the First Community Bancshares, Inc. and Affiliates Wrap Plan Trust Agreement.

7.6 ACCOUNTING FOR DISTRIBUTIONS. As of the date of any distribution under the Plan to a Participant or his or her Beneficiary or Beneficiaries, such distribution shall be charged to the applicable Participant's Account.

                ARTICLE VIII - ANNUAL TRANSFERS OR DISTRIBUTIONS

8.1 IN GENERAL. A transfer or distribution made pursuant to this Article shall not constitute a Payment of Benefits, as that phrase is referenced in Article XI.

8.2 NONQUALIFIED DEFERRAL ACCOUNT TRANSFER OR DISTRIBUTION AMOUNT. As soon as administratively feasible after the end of the Plan Year, the Company shall determine all the Nonqualified Deferral Credits made to each Participant's Nonqualified Deferral Account for that Plan Year (excluding earnings attributable thereto), eligible for transfer to the Basic Plan or distribution. In no event shall the amount so determined, if transferred directly to the Basic Plan, cause the Basic Plan to exceed the ADP Restrictions or the Deferral Limit for such Plan Year.

8.3 NONQUALIFIED MATCHING ACCOUNT TRANSFER OR DISTRIBUTION AMOUNT. As soon as administratively feasible after the end of the Plan Year, the Company shall determine all the Nonqualified Matching Credits made to each Participant's Nonqualified Matching Account for that Plan Year (excluding earnings attributable thereto) with respect to the Nonqualified Deferral Credits eligible for transfer to the Basic Plan or distribution. In no event shall the amount so determined, if allocated as a Matching Contribution to the Participant under the Basic Plan, cause the Basic Plan to exceed the ACP Restrictions for such Plan Year.

8.4 ACCOUNT TRANSFERS OR DISTRIBUTIONS. No later than March 15, or 75 days following the end of the Plan Year, in accordance with the Participant's Participant Enrollment and Election Form, the Company shall transfer to the Basic Plan, the portion of the Participant's Nonqualified Deferral Credits determined in Section 8.2. If the Participant has elected an amount for distribution, such amount will then be distributed to the Participant and includible in the Participant's gross income in the year of distribution. Nonqualified Matching Credits made with respect to the Nonqualified Deferral Credits transferred to the Basic Plan shall be debited from the Nonqualified Account and an equivalent amount shall be allocated as a Matching Contribution to the Participant under the Basic Plan.

8.5 FREQUENCY OF TRANSFERS OR DISTRIBUTIONS. In its sole discretion, the Company may make multiple transfers or distributions under Sections 8.4 during the Plan Year.

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8.6      RESTRICTION. No transfer shall occur under Section 8.4 if the terms of the Basic Plan preclude acceptance of such transfers.

                              ARTICLE IX - VESTING

9.1 NONQUALIFIED DEFERRAL CREDITS. A Participant shall always be one hundred percent (100%) vested in amounts credited to his or her Nonqualified Deferral Account.

9.2 NONQUALIFIED MATCHING CREDITS. A Participant shall become one hundred percent (100%) vested in amounts credited to his or her Nonqualified Matching Account upon death, disability or the attainment of Normal Retirement Age (as determined under the Basic Plan). A Participant who separates from service from the Company, shall have the vesting percentage in his or her Nonqualified Matching Account, subject to the forfeiture provisions of Article XI, as shown below:

Years of Service          Vested
----------------          ------
       1                     0%
       2                     0%
       3                     0%
       4                     0%
       5                   100%

9.3 COMPANY CREDITS. A Participant shall become one hundred percent (100%) vested in amounts credited to his or her Company Credit Account upon death, disability or the attainment of Normal Retirement Age (as determined under the Basic Plan). A Participant who separates from service from the Company, shall always have the vesting percentage in his or her Company Credit Account, subject to the forfeiture provisions of Article XI, as shown below:

Years of Service          Vested
----------------          ------
       1                     0%
       2                     0%
       3                     0%
       4                     0%
       5                   100%

9.4 YEAR OF SERVICE. For vesting purposes, years of service will be determined in the same manner as under the Basic Plan.

                         ARTICLE X - PAYMENT OF BENEFITS

10.1 PAYMENTS OF BENEFITS. The vested Accounts of a Participant shall be payable under this Plan on account of the Participant's termination of employment, retirement, disability (as determined under the Basic
         Plan), or death a cash lump sum as soon as practical and no later than sixty (60) days after the earlier of such termination of employment, retirement, occurrence of disability, or death. At least one year prior to the Normal Retirement Date of the Participant (as determined under the Basic Plan), the Participant may elect

                                       5

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         with the consent of the Board to receive the vested Accounts in a ten year installment. In the event of the Participant's death, the Participant's vested Accounts under this Plan shall be payable to the Participant's Beneficiary.

10.2 PAYMENTS UPON HARDSHIP. In the event of a hardship of the Participant, the Participant may apply to the Company for the distribution of all or any part of his or her vested Accounts in the Plan. For purposes of this Plan, a "hardship" means an unforeseeable emergency that results in severe financial hardship to the Participant that cannot be satisfied from other reasonably available resources of the Participant. Receipt of a hardship distribution does not preclude the Participant from continuing and on-going participation in the Plan. In no event shall the aggregate amount of the distribution exceed the value of the Participant's vested Accounts. For purposes of this Section, the value of the Participant's Accounts shall be determined as of the date of the distribution. A distribution may be made under this Section only with the consent of the Company.

                            ARTICLE XI - FORFEITURES

11.1 FORFEITURES. Notwithstanding the provisions of Sections 9.2 and 9.3 of the Plan, a Participant under the Plan who unilaterally and voluntarily separates from service with the Company for reasons other than Normal Retirement, Early Retirement, death or disability may, at the sole discretion of the Company, forfeit the Nonqualified Matching Account and/or the Company Credit Account.

                            ARTICLE XII - THE TRUST

12.1 ESTABLISHMENT OF TRUST. The Company may establish a Trust with the Trustee, pursuant to such terms and conditions as are set forth in the Trust agreement to be entered into between the Company and the Trustee. The Trust, if and when established, is intended to be treated as a "grantor" trust under the Code, and the establishment of the Trust is not intended to cause Participants to realize current income on amounts contributed thereto, and the Trust shall be so interpreted.

                          ARTICLE XIII - ADMINISTRATION

13.1 ADMINISTRATIVE AUTHORITY. Except as otherwise specifically provided herein, the Company shall have the sole responsibility for and the sole control of the operation and administration of the Plan, and shall have the power and authority to take all actions and to make all decisions and interpretations which may be necessary or appropriate in order to administer and operate the Plan, including, without limiting the generality of the foregoing, the power, duty, and responsibility to:

         (a) Resolve and determine all disputes or questions arising under the Plan, including the power to determine the rights of Eligible Employees, Participants, and Beneficiaries, and their respective benefits, and to remedy any ambiguities, inconsistencies, or omissions in the Plan.

         (b) Adopt such rules or procedure and regulations as in its opinion may be necessary for the proper and efficient administration of the Plan and as are consistent with the Plan.

         (c) Implement the Plan in accordance with its terms and the rules and regulations adopted as above.

         (d) Make determinations with respect to the eligibility of any Eligible Employee as a Participant and make determinations concerning the crediting and distribution of Plan Accounts.

         (e) Appoint any persons or firms, or otherwise act to secure specialized advice or assistance, as it deems necessary or desirable in connection with the administration and operation of the Plan, and the Company shall be entitled to rely conclusively upon, and shall be fully protected in any action or omission taken by it in good faith reliance upon the advice or opinion of such firms or persons. The

                                       6

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                  Company shall have the power and authority to delegate from time to time by written instrument all or any part of its duties, powers, or responsibilities under the Plan, both ministerial and discretionary, as it deems appropriate, to any person or committee, and in the same manner to revoke any such delegation of duties, powers, or responsibilities. Any action of such person or committee in the exercise of such delegated duties, powers, or responsibilities shall have the same force and effect for all purposes hereunder as if such action had been taken by the Company. Further, the Company may authorize one or more persons to execute any certificate or document on behalf of the Company, in which event any person notified by the Company of such authorization shall be entitled to accept and; conclusively rely upon any such certificate or document executed by such person as representing action by the Company until such third person shall have been notified of the revocation of such authority.

13.2 MUTUAL EXCLUSION OF RESPONSIBILITY. Neither the Trustee nor the Company shall be obliged to inquire into or be responsible for any act or failure to act, or the authority therefor, on the part of the other.

13.3 UNIFORMITY OF DISCRETIONARY ACTS. Whenever in the administration or operation of the Plan discretionary actions by the Company are required or permitted, such actions shall be consistently and uniformly applied to all persons similarly situated, and no such action shall be taken which shall discriminate in favor of any particular person or group of persons.

13.4 LITIGATION. Except as may be otherwise required by law, in any action or judicial proceeding affecting the Plan, no Participant or Beneficiary shall be entitled to any notice or service of process, and any final judgment entered in such action shall be binding on all persons interested in, or claiming under, the Plan.

13.5 PAYMENT OF ADMINISTRATION EXPENSES. All expenses incurred in the administration and operation of the Plan and the Trust, including any taxes payable by the Company in respect of the Plan or Trust or payable by or from the Trust pursuant to its terms, shall be paid by the Company.

13.6     CLAIMS PROCEDURE.

         (a) Notice of Claim. Any Eligible Employee or beneficiary, or the duly authorized representative of an Eligible Employee or beneficiary, may file with the Company a claim for a Plan benefit. Such a claim must be in writing on a form provided by the Company and must be delivered to the Company, in person or by mail, postage prepaid. Within ninety (90) days after the receipt of such a claim, the Company shall send to the claimant, by mail, postage prepaid, a notice of the granting or the denying, in whole or in part, of such claim, unless special circumstances require an extension of time for processing the claim. In no event may the extension exceed ninety (90) days from the end of the initial period. If such an extension is necessary, the claimant will be given a written notice to this effect prior to the expiration of the initial ninety (90) day period. The Company shall have full discretion to deny or grant a claim in whole or in part in accordance with the terms of the plan. If notice of the denial of a claim is not furnished in accordance with this Section, the claim shall be denied and the claimant shall be permitted to exercise his or her right to review pursuant to Sections 14.6(c) and 14.6(d) of the Plan, as applicable.

         (b) Action on Claim. The Company shall provide to every claimant who is denied a claim for benefits a written notice setting forth, in a manner calculated to be understood by the claimant:

                  (i)      The specific reason or reasons for the denial;

                  (ii) A specific reference to the pertinent Plan provisions on which the denial is based;

                  (iii) A description of any additional material or information necessary of the claimant to perfect the claim and an explanation of why such material or information is necessary; and

                  (iv)     An explanation of the Plan's claim review procedure.

         (c) Review of Denial. Within sixty (60) days after the receipt by a claimant of written notification of the denial (in whole or in part) of a claim, the claimant or the claimant's duly authorized representative, upon written application to the Company, delivered in person or by certified mail, postage prepaid, may review pertinent documents and may submit to the Company, in writing, issues and comments concerning the claim.

         (d) Decision on Review. Upon the Company's receipt of a notice of a request for review, the Company shall make a prompt decision on the review and shall communicate the decision on review in writing to the claimant. The decision on review shall be written in a manner calculated to be understood by the claimant and shall include specific reasons for the decision and specific references to the pertinent Plan provisions on which the decision is based. The decision on review shall be made not later than sixty (60) days after the Company's receipt of a request for a review, unless special circumstances require an extension of time for processing, in which case decision shall be rendered not later than one hundred twenty (120) days after receipt of the request for review. If an extension is necessary, the claimant shall be given written notice of the extension by the Company prior to the expiration of the initial sixty (60) day period. If notice of the decision on review is not furnished in accordance with this Section, the claim shall be denied on review.

13.7 LIABILITY OF BOARD, INDEMNIFICATION. To the extent permitted by law, no member of the Board shall be liable to any person for any action taken or omitted in connection with the interpretation and administration of this Plan. Each member of the Board shall be indemnified and held harmless by the Company for such actions unless the liability of the member is attributable to his or her own bad faith or willful misconduct.

13.8 TAXES. All amounts payable hereunder shall be reduced by any and all Federal, state, and local taxes imposed upon an Eligible Employee or his or her beneficiary which are required to be paid or withheld by Company. The determination of the Company regarding applicable income and employment tax withholding requirements shall be final and binding on the Eligible Employee.

13.9 ATTORNEY'S FEES. Company shall pay the reasonable attorney's fees incurred by any Eligible Employee in an action brought against Company to enforce Eligible Employee's rights under the Plan, provided that such fees shall only be payable in the event that the Eligible Employee prevails in such action.

                           ARTICLE XIV - MISCELLANEOUS

14.1 NO GUARANTEE OF EMPLOYMENT. Nothing contained in this Plan shall be construed as a contract of employment between the Company and any Employee, or as a right of any Employee to be continued in the employment of the Company or as a limitation of the right of the Company to discharge any of its Employees, with or without cause.

14.2 ALIENATION OF BENEFITS. Benefits payable under this Plan shall not be subject in any manner to alienation, sale, transfer, assignment, pledge, encumbrance, charge, garnishment, execution or levy of any kind, either voluntary or involuntary, and any attempt to alienate, sell or otherwise transfer or dispose of any interest shall be void.

14.3 GENERAL CREDITOR STATUS. The Participant shall be regarded as a general creditor of the Company with respect to any rights derived by the Participant from the existence of this Plan or any benefits due him or her. Such benefits shall be paid from the general funds of the Company, and the Company shall not be required to establish or maintain any special or separate fund, or otherwise to segregate assets to assure that such payments will be made, and the Participant shall not have any interest in any particular assets of the Company by reason of its obligations hereunder.

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

            ARTICLE XV - AMENDMENT, TERMINATION OR MERGER OF THE PLAN

15.1 AMENDMENT. The Company reserves the right at any time and from time to time to modify or amend, in whole or in part, any or all of the provisions of the Plan, provided that no modification or amendment shall be made which shall affect adversely any right or obligation of any Participant with respect to a Participant's accrued interest or to credits theretofore made. Notwithstanding the foregoing, any modification or amendment of the Plan may be made, retroactively, if necessary, which the Company deems necessary or proper to bring the Plan into conformity with any law or governmental regulation relating to the Plan. No amendment to this Plan shall decrease a Participant's account balance.

15.2 TERMINATION. The Company may terminate the Plan in whole or in part for any reason at any time. In the case of such termination or partial termination, distributions shall be made in a cash lump sum of the vested Accounts to each Participant. The Company has established the Plan with the bona fide intention and expectation that the Plan will continue indefinitely, but the Company shall be under no obligation to maintain the Plan for any given length of time and may, in its sole discretion, terminate the Plan at any time without any liability whatsoever.

15.3 NOTICE OF AMENDMENT OR TERMINATION. Notice of every such amendment or termination shall be given in writing to each Participant and Beneficiary of a deceased Participant.

ATTEST/WITNESS:                             FIRST COMMUNITY BANCSHARES, INC.

___________________________                 By: ________________________________
_____________________________________
___________________________
____________________

                                            Print Name:
                                            ____________________________________
________                   _________________________

                                            Date: ______________________________
________

Print Name:

_____________________________________
_________________________

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